Exhibit 99.1

Company Presentation Confidential March 2021

2 Disclaimers This presentation includes forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amende d, and Section 21E of the Securities Exchange Act of 1934, as amended. Except for statements of historical fact, any information contained in th is presentation may be a forward - looking statement that reflects the Company’s current views about future events and are subject to risks, uncertainties, assu mpt ions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expre sse d in any forward - looking statement. In some cases, you can identify forward - looking statements by terminology such as “may,” “will,” “could,” “would,” “should,” “plan,” “predict,” “potential,” “project,” “promising,” “expect,” “estimate,” “anticipate,” “intend,” “goal,” “strategy,” “believe,” and similar ex pressions and variations thereof. Forward - looking statements may include statements regarding the Company’s business strategy, market size, potential growth opportunit ies , potential strategic partnerships or opportunities, capital requirements and use of proceeds, clinical development activities, the timin g a nd results of clinical trials, regulatory submissions, potential regulatory approval and commercialization of the product candidates. Although the Company b eli eves that the expectations reflected in such forward - looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements. These forward - looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in our Annual Report on Form 10 - K for the year ending December 31, 2019 and our other filings with the SEC, including our Quarte rly Reports on Form 10 - Q. These forward - looking statements speak only as of the date of this presentation and the Company undertakes no obligation to revise or update any forward - looking statements to reflect events or circumstances after the date hereof. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market sh ares and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to s uch estimates. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use shou ld not be construed as an endorsement of such products.

3 NeuroBo Pharmaceuticals Developing and commercializing multimodal disease - modifying therapies for viral, neuropathic and neurodegenerative diseases

4 ANA001 — COVID - 19 Trial • Compelling in - vitro data showing evidence of efficacy, with 50+ years of safety data • Shows great broad - spectrum antiviral activity • Data suggests effectiveness against other viruses such as influenza • Likely effective against novel SARS - CoV - 2 variants • Shows anti - inflammatory properties, without suppressing immune response • Shows promise as a prophylactic Gemcabene: Assessing for acute COVID - 19 • 25 Phase 1 and Phase 2 trials completed in Chronic Orphan Dyslipidemia indications NB - 01 — Targeting Pain in Orphan Indication • Compelling Phase 2 data showing evidence of efficacy and safety for neuropathic pain • Multimodal mechanism of action to treat pain supported by preclinical evidence NB - 02 — Targeting Alzheimer’s Disease (AD) and other dementias • IND Ready; compelling preclinical data Repurposing ANA001 as a rapid COVID - 19 treatment (Priority) Pipeline Programs Addressing Large Unmet Needs Company Overview and Merger with ANA Therapeutics

5 Development Pipeline *Due to constraints on initiating and conducting clinical studies during pandemic Enrolling Disease Indication Stage of Development Discovery Preclinical Phase 1 Phase 2 Phase 3 ANA001 COVID - 19 Moderate to Severe Patients Gemcabene COVID - 19 Acute NB - 01 Neuropathic Pain NB - 02 Alzheimer's and Dementia Postponed* Enrolling Assessing Program IND Ready

Proven Leadership Team

NeuroBo PHARMACEUTICALS

Richard J. Kang, PhD
President & CEO

- Founder of JK BioPharma Solutions and senior management at companies in immuno-oncology and natural products
- Visiting Fellow at NIH and senior research experience in host-disease pathogen interactions

Akash Bakshi, MsC.
Chief Operating Officer

- Co-Founder and CEO of ANA Therapeutics
- Co-Founder and CEO of YourChoice Therapeutics, a Y Combinator backed startup
- Previously Assistant Director of Marketing and Technology Analysis at UC Berkeley

Nadja Mannowetz, PhD
SVP, Scientific Affairs

- Co-Founder and CSO of ANA Therapeutics
- Co-Founder and CSO of YourChoice Therapeutics, a Y Combinator backed startup
- PhD in Infectious Biology from Eberhard Karls University, Tübingen, Germany

Andrew Bartynski, PhD
SVP, Manufacturing and CMC

- Co-Founder and COO of ANA Therapeutics
- Founding CEO for AesculaTech, a Y Combinator backed startup
- PhD in Chemical Engineering from the University of Southern California

6

7 Expert Scientific Advisory Boards Roy Freeman, M.D. Expert in peripheral nerve disorders and neurodegenerative diseases • Professor of Neurology, Harvard Medical School • Director of the Center for Autonomic and Peripheral Nerve Disorders NEUROPATHIC PAIN SCIENTIFIC CHAIR Warner Greene, M.D., Ph.D. Expert in virology • Director of the Gladstone Institute • Professor at UCSF • Member of the national Academy of Medicine Gunda Georg, Ph.D. Expert in medicinal chemistry • Professor and Head of the Department of Medicinal Chemistry at University of Minnesota • Member of the national Academy of Medicine Christopher Davis, Ph.D. Expert in virology and clinical aspects • Ex - BARDA • Managed a NATO drug development program • 10 years at British Intelligence as principal bioweapons analyst COVID - 19 Brian Bacskai , Ph.D. Expert in Alzheimer’s Disease Research • Professor of Neurology, Harvard Medical School • Principal investigator, Neurology, Massachusetts General Hospital Pierre N. Tariot , M.D. Award - Winning Leader in Dementia • Director, Banner Alzheimer’s Institute, Arizona • Research Professor of Psychiatry, University of Arizona College of Medicine ALZHEIMER’S DISEASE & OTHER DEMENTIAS

ANA001 Targeting COVID - 19

9 What is Niclosamide? Background • On World Health Organization’s (WHO) list of essential medicines • Safely treated millions of patients • Currently used to treat tapeworm Safety Profile • Well - established drug: oral administration known to be safe for 50+ years • Very few, non - severe side effects • Appealing characteristics for most at risk population: elderly patients, high comorbidity, and children NICLOSAMIDE

10 ANA001 A cquired proprietary capsule formulation of niclosamide for COVID - 19 treatment and prophylaxis • ANA001 being studied in U.S. Phase 2/3 trial ( currently enrolling patients) • Generic niclosamide used safely for 50+ years globally as a treatment for tapeworm infections • Niclosamide prevents replication of SARS - CoV - 2 at very low concentrations • Niclosamide also shown to have three distinct mechanisms of action: • Potential Antiviral : Lowers SARS – CoV - 2 and a broad homology of other virus including Influenza. • Anti - Inflammatory : Unique MOA does not suppress immune system while reducing inflammation. • Bronchodilation : Useful mechanism for at - risk patients with underlying cardio/pulmonary conditions.

11 Broad Coverage Across Viral Homology is Important Niclosamide is effective against diverse virus families in vitro . Mutations / Another Corona Virus / Influenza Source: https:// pubs.acs.org / doi /10.1021/acsinfecdis.0c00052

Evidence: *In-Vitro* Efficacy Related to COVID-19

NeuroBo PHARMACEUTICALS

Inhibition of SARS-CoV-2 replication

(Jeon *et al.*, 2020, *Antimicrob. Agents Chemother.* doi:10.1128/AAC.00819-20)



NICLOSAMIDE
% Inhibition
% Cell ratio
Concentration [log µM]
IC50 = 0.28



Remdesivir
% Inhibition
% Cell ratio
Concentration [log µM]
IC50 = 11.41



Chloroquine
% Inhibition
% Cell ratio
Concentration [log µM]
IC50 = 7.28

Studies highlighting properties of niclosamide as COVID-19 treatment



ANTI-VIRAL
Niclosamide
HillSlope 2.722
EC50 0.150 µM
Inhibition (%)
Concentration in µM (Log10)

Shi *et al.*, 2020, unpublished



ANTI-INFLAMMATORY:
STAT3 INHIBITION
Relative luciferase value
Drug Conc.(µM)

Ren *et al.*, 2010, *ACS Med Chem Lett.* doi:10.1021/ml100146z



BRONCHODILATION
Niclosamide
Dichlorophen
Relaxation of Human Bronchial Rings
Concentration (log, µM)

Miner *et al.*, 2019, *Front Pharmacol.* doi:10.3389/fphar.2019.00051

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Niclosamide as COVID-19 Prophylaxis

NeuroBo PHARMACEUTICALS

Pre-treating cells with niclosamide reduces viral replication by ~70%

- VeroFM cells were pre-treated with spermidine (spd, 100 µM), niclosamide (nic, 5 µM) or control (veh) 24 h prior to infection with SARS-CoV-2
- Spermidine is a natural enhancer of autophagy to protect the body
- 24 h after infection, viral replication was assessed (normalized to control)


Drug washout
24 h pre-treatment with spermidine or niclosamide
24 h virus replication
Infection with virus
Analysis (assessing viral replication)


fold change (GE/ml)
1.0
0.8
0.6
0.4
0.2
0.0
veh
spd
nic

GE: SARS-COV-2 GENOME EQUIVALENTS (DETERMINED BY REAL-TIME RT-PCR)

13

Gassen *et al.*, 2020, Preprint from *bioRxiv*, doi: 10.1101/2020.04.15.997254

ANA001 and COVID - 19 Clinical Program

15 Update on ANA001 - 002 (Phase 1 study) SAD n=30 (8 subjects on ANA001, 2 on placebo / per cohort) Date Outcomes Cohort 1: 1,000 mg Nov 17, 2020 no AEs Cohort 2: 2,000 mg Nov 20, 2020 no AEs Cohort 3: 3,000 mg Nov 24, 2020 no AEs

16 Clinical Trial Design: Phase 2/3 Continue to PH3 Regiment 1 (n=30) Placebo (n=30) Criteria: ✓ Age >18 ✓ Moderate/Severe COVID - 19 ✓ Confirmed by RT - PCR ✓ Not on a ventilator random Screen incoming PTs (n=60) 4 days 7 days 60 days Primary Objective: Evaluate effect of dosing regimen on clinical outcomes after niclosamide therapy with 60 patients Primary Endpoint: Safety and adverse events Follow - up assessment Outcomes: Continue to P h ase 3 to test efficacy

17 Competitive Activity in Clinical Development for Niclosamide We believe NRBO is the lead program to NDA for niclosamide capsule formulation in the U.S. Company Name NCT Phase Start End Formulation Sites N ANA Therapeutics NCT04603924 2 & 3 Oct - 20 Nov - 22 O 20 sites 436 Imuneks Farma ilac San. Tic A. S. NCT04558021 3 Oct - 20 Feb - 21 O/Suspension 8 in Turkey 200 First Wave Bio NCT04542434 2 Nov - 20 May - 21 O N/A 148 First Wave Bio NCT04436458 2 Dec - 20 Apr - 21 O not listed 100 Bayer through Charite Research Organization GmbH 2020 - 002233 - 15 2 Jun - 20 Feb/Mar 2021 O Germany 72 Tufts NCT04399356 2 Oct - 20 Feb - 21 O not listed 100 Daewoong Pharmaceutical NCT04592835 1 Oct - 20 Dec - 20 IM Australia 24 Daewoong Pharmaceutical NCT04541485 1 Oct - 20 Jan - 21 IM Phillippines 40 Daewoong Pharmaceutical NCT04524052 1 N/A Dec - 20 IM India 32 Union Therapeutics EU 1 Aug - 20 N/A Inhaled N/A N/A 10 Active COVID Programs for Niclosamide Trials on U.S. and EU databases — ClinicalTrials.gov

COVID-19: Timeline Slide for ANA001 Commercial Development

NeuroBo PHARMACEUTICALS

Clinical Timeline



DMC 24 patients (Q1-Q2))
1st potential EUA Request
EoP2 Meeting (Oct)
2nd potential EUA Request (Jun-July)
Submit NDA (Aug-Sep)
2021 Q1 - Q2
Q3
Q4
2022 Q1
Q2
Q3
Q4
Complete PH2 Enrollment (June-July)
PH 2 Data (Early Sept)
Launch PH 3 Trial (Q4)
PH 3 Data Read (Jun-July)
Fast Track Approval (Dec)

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ANA001 and COVID - 19 The Changing Landscape

20 Potential Markets 1. COVID - 19 Associated Hospitalization Surveillance Network (COVID - NET) Mar - Dec 2020 2. Johns Hopkins Coronavirus Resource Center Mar - Dec 2020 3. Statista: 16.5% of 331M 4. Center for Economic and Policy Research (CEPR) April 2020 COVID - 19 Hospitalized Patients (1M in U.S.) 1 COVID - 19 Infected Individuals (20M in U.S.) 2 Prophylaxis Over 65 (55M in US) 3 Front Line Healthcare (16M in U.S.) 4 National Stockpile (25% of U.S. population)

21 • RNA Vaccine — Ultra Cold storage • Manufacturing: scale - up capacity • Most vaccines are 2 doses • Willingness of population to get vaccinated • Mutation of viral sequence may require new vaccines • Long - term efficacy • Efficacy in diverse populations • Safety — Side effects • Vaccinated individuals still spread COVID • Efficacy on new mutations Challenges: Unknowns: Vaccines are Just One Tool for COVID - 19

22 Recent Deals for COVID Antivirals

Corporate Highlights

24 Hatch - Waxman Exclusivity and Intellectual Property • NRBO is pursuing an abbreviated regulatory pathway using A 505(b)(2) New Drug Application (NDA). • This allows for referencing all the safety data from niclosamide’s original approval. • A 505(b)(2) New Drug Application (NDA) provides 3 years of market exclusivity. • Niclosamide NDA was withdrawn in 1996 due to low incidence of tapeworm in the U.S. • Three - year exclusivity period would block the approval of any generic drugs. • The three - year exclusivity period may be extended by 6 months with pediatric exclusivity. • Continue to supplement the provisional filings, which include clinical data from COVID patients. • Potential to strengthen IP in priority regions globally.

25 Financials & Cap Structure • Shares outstanding : 22.2 M • Cash position: $12.9M as of 9/30/20 • $10M Raise in January 2021 • Debt position: No debt

26 Upcoming Targeted Milestones • PK Data (SAD and MAD) (2Q 21) • Complete Phase 2 enrollment of ANA001 in m oderate to severe COVID - 19 patients (Jun/Jul 21) • Topline data from Phase 2 ANA001 in moderate to severe COVID - 19 patients (Sep 21) • Potential consideration for EUA based on Phase 2 topline data (3Q 21) • Initiate the Phase 3 portion of the ANA001 clinical trials (4Q 21)

Thank You